UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 13, 2005

                           SAFETEK INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                      33-22175                75-2226896
           --------                      --------                ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                               23 Aminadav Street
                             Tel Aviv, Israel, 67898
                             -----------------------
                    (Address of principal executive offices)

                                 972-3-561-3465
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

On December 13, 2005, Safetek International, Inc. (the "Registrant") dismissed PricewaterhouseCoopers Israel (the "Former Accountant") as the Registrant's principal independent accountants. The Former Accountant was dismissed as a result of the unanticipated, increased cost and delay of maintaining the Former Accountant as the Registrant's accountants.

On December 14, 2005, the Registrant retained Sherb & Co. (the "New Accountant") as its principal independent accountants. The decision to change accountants was recommended and approved by the Registrant's Board of Directors. The New Accountant had been the principal independent accountant of the Registrant from November 8, 2004 through September 13, 2005.

The Former Accountant

The Former Accountant was the independent registered public accounting firm for the Registrant commencing with the review for the quarter ending September 30, 2005 and ending with their dismissal on December 13, 2005. The Former Accountant did not issue any reports on any financial statements of the Registrant.

As the Registrant disclosed in its notification of its late filing for the Form 10-QSB for the quarter ending September 30, 2005 that the Registrant filed on November 15, 2005, the Former Accountant determined that it was necessary for the Registrant to restate its financial statements for the annual fiscal periods ended December 31, 2004, 2003 and 2002 regarding the accounting treatment of the convertible debentures (the "Debentures") that the Registrant issued in the years 2001 and 2002. The Former Accountant also determined that it was necessary for the Registrant to restate its financial statements for the semi-annual fiscal period ended June 30, 2005. The Registrant believes that such preliminary determination by the Former Accountant was based on the information and belief in its possession at such time. The Registrant agreed with the Former Accountant that if the accounting treatment of the Debentures was not in accordance with generally accepted accounting principals and that if such treatment would have a material effect on the financial statements, the financial statements would need to be restated.

To date, the Former Accountant has still not reached its conclusion as to whether the accounting treatment of the Debentures was in accordance with generally accepted accounting principals, or whether the previous financial statements should no longer be relied upon because of an error contained therein. The Registrant presented the Former Accountant with all information and documentation requested by the Former Accountant which were in the possession of the Registrant or which the Registrant was able to obtain. It was not until the meeting of the Board of Directors of the Registrant on Tuesday, December 13, 2005 that the Registrant ceased providing such information and documentation to the Former Accountant.

At this time, the Registrant does not know whether the New Accountant will determine that the previous financial statements of the Registrant need to be restated; if such determination is reached, the Registrant will agree to such restatement.

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

As a result of the unanticipated increased cost and delay of maintaining the Former Accountant as the Registrant's independent accountants, the Board of Directors of the Registrant determined to terminate the Former Accountant as the principal independent accountants of the Registrant.

From September 27, 2005 (the date the Former Accountant was engaged as the accountants for the Registrant)) through December 13, 2005 (the date the Former Accountant was terminated), there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. There were no reportable events as set forth in Item 304(a)(1)(iv)(B) of Regulation S-B which occurred within the Registrant's two most recent fiscal years or through December 13, 2005, other than the initial determination of the Former Accountant that the previous financial statements of the Registrant need to be restated. Notwithstanding such initial determination, said issue has not yet been resolved by the Former Accountant since the Former Accountant did not provide the Registrant with an initial draft of the restated financial statements (even for the quarter ending September 30, 2005). Therefore the Registrant can not determine if the treatment accorded to the Debentures would result in a material change to the financial statements which would necessitate restating the Registrant's previous financial statements.

The Registrant has authorized the Former Accountant to respond fully to the inquiries of the New Accountant concerning the treatment of the Debentures.

The Registrant has provided the Former Accountant with a copy of this disclosure and has requested that the Former Accountant furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such response received by the Registrant to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received from the Former Accountant.

The New Accountant

Commencing November 8, 2004, the date that the New Accountant was retained as the principal independent accountants of the Registrant, through September 13, 2005, the date that the New Accountant was dismissed as the Registrant's accountant, the Registrant consulted with the New Accountant. Prior to November 8, 2004 and during the period from September 13, 2005 through December 13, 2005:

         (1) The Registrant did not consult the New Accountant regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements;

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

         (2) Neither a written report nor oral advice was provided to the Registrant by the New Accountant that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

         (3) The Registrant did not consult the New Accountant regarding any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

The New Accountant has been provided with a copy of this Current Report and has been provided with the opportunity to furnish the Registrant with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Registrant's views or the respects in which the New Accountant does not agree with the statements of the Registrant contained herein.






























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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           SAFETEK INTERNATIONAL, INC.
                                           (Registrant)


                                           By:      /s/ Amnon Presler
                                                    ------------------------
                                           Name:    Amnon Presler
                                           Title:   Chief Executive Officer


Date:  December 16, 2005


























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